UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   October 27, 2006

UNION DRILLING, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51630	16-1537048
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Union Drilling, Inc. 4055 International Plaza, Suite 610 Fort Worth, Texas		76109
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code    (817) 735-8793

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective October 31, 2006, J. Michael Poole resigned from his position as Executive Vice President, Operations of Union Drilling, Inc. (the ‘‘Company’’). The Company is currently conducting a search for a successor to Mr. Poole. Christopher D. Strong, the Company’s President and Chief Executive Officer, will fulfill the duties of the Executive Vice President, Operations of the Company on an interim basis.

Item 7.01.	Regulation FD Disclosure.

On October 27, 2006, the Company issued a press release announcing the resignation of J. Michael Poole from his position as Executive Vice President, Operations of the Company.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release issued October 27, 2006 announcing the resignation of J. Michael Poole from his position as Executive Vice President, Operations of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNION DRILLING, INC.
Date: October 30, 2006	By:	/s/ Christopher D. Strong
Christopher D. Strong, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued October 27, 2006 announcing the resignation of J. Michael Poole from his position as Executive Vice President, Operations of the Company.